                                                                    Exhibit 99.2

                                 REVOCABLE PROXY

                           CHARTER ONE FINANCIAL, INC.

                      SPECIAL MEETING - SEPTEMBER 30, 1999

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Charter One Financial, Inc. ("Charter One") and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Charter One which the undersigned is entitled to vote at Charter One's special meeting of shareholders to be held on Thursday, September 30, 1999, at the Forum Conference and Education Center, One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as set forth on the reverse side hereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO ISSUE SHARES OF CHARTER ONE COMMON STOCK IN CONNECTION WITH THE MERGER. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM CHARTER ONE FINANCIAL, INC., PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE SPECIAL MEETING, AND A JOINT PROXY STATEMENT/PROSPECTUS.


---------------                                                 ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                             SIDE
---------------                                                 ---------------

--------- Please mark
    X     votes as in
--------- this example.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.


                                                                                           FOR        AGAINST      ABSTAIN
1     To approve the proposal to issue shares of Charter One Common Stock in
      connection with the Agreement and Plan of Merger, dated as of May 17,                [_]          [_]          [_]
      1999, by and between Charter One, Charter Michigan Bancorp, Inc. and St.
      Paul Bancorp, Inc.

      This proxy may be revoked at any time before it is voted by (i) filing with the Secretary of Charter One or before the special meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Charter One at or before the special meeting; or (iii) attending the special meeting and voting in person. Attendance at the special meeting will not in and of itself constitute revocation of this proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                             MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE AT [_] LEFT

                             PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             Please date and sign as your name is imprinted hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. If shares are held jointly, each holder should sign.


Signature: ________________ Date: ____  Signature: _________________ Date: _____

                                  DETACH HERE

                          CHARTER ONE FINANCIAL, INC.

                      SPECIAL MEETING - SEPTEMBER 30, 1999

                     CONFIDENTIAL VOTING AUTHORIZATION CARD

As a participant in the Charter One Bank Retirement Savings Plan (the "Plan"), I hereby direct the trustee of the Plan in which I participate to vote all vested shares of Charter One Financial, Inc. ("Charter One") common stock allocated or credited to my account under such Plan as of August 16, 1999, in accordance with the instructions on the reverse side of this card, at the special meeting of shareholders to be held on September 30, 1999, or any adjournment or postponement thereof. I understand that the Plan trustee will vote all unallocated shares of Charter One common stock in the same proportion as Plan participant's vote their allocated shares. The Plan trustee is authorized to vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof, in accordance with the determination of the majority of Charter One's Board of Directors. I understand my vote shall be confidential and will be seen only by BankBoston, N.A. in the tabulation of the vote.

IF THIS VOTING AUTHORIZATION CARD IS EXECUTED AND RETURNED BY THE UNDERSIGNED SHAREHOLDER WITHOUT SPECIFYING A VOTE ON THE REVERSE SIDE HEREOF, THE PLAN TRUSTEE WILL VOTE THE SHARES VESTED OR CREDITED TO SUCH SHAREHOLDER'S ACCOUNT UNDER THE PLAN AS OF AUGUST 16, 1999 "FOR" THE PROPOSAL TO ISSUE SHARES OF CHARTER ONE COMMON STOCK IN CONNECTION WITH THE MERGER. IF THIS VOTING AUTHORIZATION CARD IS NOT EXECUTED AND RETURNED PRIOR TO THE SPECIAL MEETING, THE TRUSTEE WILL VOTE YOUR SHARES HELD UNDER THE PLAN IN ITS SOLE DISCRETION.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM CHARTER ONE, PRIOR TO THE EXECUTION OF THIS VOTING AUTHORIZATION CARD, OF NOTICE OF THE SPECIAL MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS.

SEE REVERSE                                                         SEE REVERSE
  SIDE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
                                                   FOR     AGAINST    ABSTAIN
                                                   / /       / /        / /
1. To approve the proposal to issue shares of Charter One common stock in connection with the Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter
    One, Charter Michigan Bancorp, Inc. and
    St. Paul Bancorp, Inc.



                                        MARK HERE FOR ADDRESS CHANGE AND
                                        NOTE CHANGE AT LEFT                / /

                                        Please date and sign as your name is
                                        imprinted hereon. Each executor,
                                        administrator, trustee, guardian,
                                        attorney-in-fact and other fiduciary
                                        should sign and indicate his or her
                                        full title. If shares are held jointly,
                                        each holder should sign.


Signature:________________ Date: _____ Signature:________________ Date: ______

                                  DETACH HERE

                          CHARTER ONE FINANCIAL, INC.

                      SPECIAL MEETING - SEPTEMBER 30, 1999

                     CONFIDENTIAL VOTING AUTHORIZATION CARD

As a participant in the Albany Savings Bank, F.S.B., Incentive Savings and Employee Stock Ownership Plan (the "Plan"), I hereby direct the trustee of the Plan in which I participate to vote all vested shares of Charter One Financial, Inc. ("Charter One") common stock allocated or credited to my account under such Plan as of August 16, 1999, in accordance with the instructions on the reverse side of this card, at the special meeting of shareholders to be held on September 30, 1999, or any adjournment or postponement thereof. I understand that the Plan trustee will vote all unallocated shares of Charter One common stock in the same proportion as Plan participant's vote their allocated shares. The Plan trustee is authorized to vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof, in accordance with the determination of the majority of Charter One's Board of Directors. I understand my vote shall be confidential and will be seen only by BankBoston, N.A. in the tabulation of the vote.

IF THIS VOTING AUTHORIZATION CARD IS EXECUTED AND RETURNED BY THE UNDERSIGNED SHAREHOLDER WITHOUT SPECIFYING A VOTE ON THE REVERSE SIDE HEREOF, THE PLAN TRUSTEE WILL VOTE THE SHARES VESTED OR CREDITED TO SUCH SHAREHOLDER'S ACCOUNT UNDER THE PLAN AS OF AUGUST 16, 1999 "FOR" THE PROPOSAL TO ISSUE SHARES OF CHARTER ONE COMMON STOCK IN CONNECTION WITH THE MERGER. IF THIS VOTING AUTHORIZATION CARD IS NOT EXECUTED AND RETURNED PRIOR TO THE SPECIAL MEETING, THE TRUSTEE WILL NOT VOTE YOUR SHARES HELD UNDER THE PLAN.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM CHARTER ONE, PRIOR TO THE EXECUTION OF THIS VOTING AUTHORIZATION CARD, OF NOTICE OF THE SPECIAL MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS.

SEE REVERSE                                                         SEE REVERSE
  SIDE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                                                   FOR     AGAINST    ABSTAIN
                                                   / /       / /        / /
1. To approve the proposal to issue shares of Charter One common stock in connection with the Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter
    One, Charter Michigan Bancorp, Inc. and
    St. Paul Bancorp, Inc.



                                        MARK HERE FOR ADDRESS CHANGE AND
                                        NOTE CHANGE AT LEFT                / /

                                        Please date and sign as your name is
                                        imprinted hereon. Each executor,
                                        administrator, trustee, guardian,
                                        attorney-in-fact and other fiduciary
                                        should sign and indicate his or her
                                        full title. If shares are held jointly,
                                        each holder should sign.


Signature:________________ Date: _____ Signature:________________ Date: ______

                                  DETACH HERE

                          CHARTER ONE FINANCIAL, INC.

                      SPECIAL MEETING - SEPTEMBER 30, 1999

                     CONFIDENTIAL VOTING AUTHORIZATION CARD

As a participant in the Haverfield Corporation Employee Stock Ownership Plan (the "Plan"), I hereby direct the trustee of the Plan in which I participate to vote all vested shares of Charter One Financial, Inc. ("Charter One") common stock allocated or credited to my account under such Plan as of August 16, 1999, in accordance with the instructions on the reverse side of this card, at the special meeting of shareholders to be held on September 30, 1999, or any adjournment or postponement thereof. I understand that the Plan trustee will vote all unallocated shares of Charter One common stock in the same proportion as Plan participant's vote their allocated shares. The Plan trustee is authorized to vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof, in accordance with the determination of the majority of Charter One's Board of Directors. I understand my vote shall be confidential and will be seen only by BankBoston, N.A. in the tabulation of the vote.

IF THIS VOTING AUTHORIZATION CARD IS EXECUTED AND RETURNED BY THE UNDERSIGNED SHAREHOLDER WITHOUT SPECIFYING A VOTE ON THE REVERSE SIDE HEREOF, THE PLAN TRUSTEE WILL VOTE THE SHARES VESTED OR CREDITED TO SUCH SHAREHOLDER'S ACCOUNT UNDER THE PLAN AS OF AUGUST 16, 1999 "FOR" THE PROPOSAL TO ISSUE SHARES OF CHARTER ONE COMMON STOCK IN CONNECTION WITH THE MERGER. IF THIS VOTING AUTHORIZATION CARD IS NOT EXECUTED AND RETURNED PRIOR TO THE SPECIAL MEETING, THE TRUSTEE WILL NOT VOTE YOUR SHARES HELD UNDER THE PLAN.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM CHARTER ONE, PRIOR TO THE EXECUTION OF THIS VOTING AUTHORIZATION CARD, OF NOTICE OF THE SPECIAL MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS.

SEE REVERSE                                                         SEE REVERSE
  SIDE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

                                                   FOR     AGAINST    ABSTAIN
                                                   / /       / /        / /
1. To approve the proposal to issue shares of Charter One common stock in connection with the Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter
    One, Charter Michigan Bancorp, Inc. and
    St. Paul Bancorp, Inc.



                                        MARK HERE FOR ADDRESS CHANGE AND
                                        NOTE CHANGE AT LEFT                / /

                                        Please date and sign as your name is
                                        imprinted hereon. Each executor,
                                        administrator, trustee, guardian,
                                        attorney-in-fact and other fiduciary
                                        should sign and indicate his or her
                                        full title. If shares are held jointly,
                                        each holder should sign.


Signature:________________ Date: _____ Signature:________________ Date: ______